1

AgFeed Industries, Inc.
(NASDAQ Global Market:  FEED)

www.agfeedinc.com

September 2008

Safe Harbor Statement

This presentation contains “forward-looking statements” within the meaning of the
“safe-harbor” provisions of the Securities Litigation Reform Act of 1995. Such
statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including changes from anticipated levels of sales, future national or regional economic and competitive conditions, changes in relationships with customers, access to capital, difficulties in developing and marketing new products, marketing existing products, customer acceptance of existing and new products, and other factors.  Accordingly, although the Company believes that the expectations reflected in such forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct. The Company has no obligation to update the forward-looking information contained in this presentation.

Part 1.

Who is AGFEED

1

A highly profitable market leader in China’s
agricultural sector

AgFeed is:

China’s largest premix animal feed company (revenues)

China’s largest commercial hog producer (annual hog production)

      Rapid growth through strategic acquisitions of producing hog farms.

      Anticipate sales of 400,000 hogs in 2008 and 1,000,000 hogs in 2009.

A highly profitable US company with primary operations in China:

1,600 staff

5 feed manufacturing plants

28 commercial hog farms as of September 2008

13 years of entrepreneurial success:

Founded in 1995 by current management /largest shareholders

Management currently owns more than 38% of AgFeed:

A highly experienced management team. All senior management/founders have advanced degrees in business and agricultural science.

Strong Board of Directors including senior Wall Street executives part

1

AgFeed - strong balance sheet,
rapid earnings growth

part

Strong balance sheet

Completed $41 million financing advised by Deutsche Bank – Feb 2008

Completed $35.2 million in equity financing at $16 and $19.05 per share in April 2008

-    Shareholder's equity: $98.3 million (2Q08), no long term debt

Rapid earnings growth

2007 revenue of $36 million, up 321% from 2006

2007 net income of $6.7 million, up 467% from 2006

Q2/2008 revenue of $35.6 million, up 417% from Q2/07

Q2/2008 adjusted net income* of $8.6 million, up 585% from Q2/2007 unadjusted net income

2008 and 2009 earnings guidance

2008 adjusted earnings guidance of $1.10 per share

2009 adjusted earnings guidance of around $1.79 per share

* Adjusted net income excludes non-cash stocked based charges and amortization on conversion of convertible notes offering. See Exhibit 99.1 to Current Report on Form 8-K filed on August 11, 2008 for a reconciliation to GAAP net income

Part 2.

No. 1 in Premix Feed Sales

2

Market leader in a highly fragmented

premix feed market

part

AgFeed is the largest company in China’s highly fragmented premix sector market leader in Shanghai’s lactating and gestating sow market

12% share in Guangxi’s premix feed category

market leading 3.5% share in Nanchang’s premix market

Highly fragmented industry: China’s premix feed sector is comprised of over 3,500 mainly “mom-and-pop” competitors1

most of AgFeed’s competitors lack scale, distribution footprint and technical knowledge/expertise and therefore compete on a very local basis significant opportunity to leverage AgFeed’s infrastructure to consolidate the sector

AgFeed continues to gain market share in its core premix sector to the exclusion of its competitors (Da Bei Nong, Provimi, Fuj Minke and Xinnong). Such
competitors focus on lower margin/low tech feed products.

1 – China Bureau of Statistics 2005

2

Premix feed distribution – wholesale channels
and retail chain stores

part

Retail distribution through 900 exclusive independently owned chain stores complements core distribution model by expanding product access to smaller backyard hog farmers (individual small backyard hog farms represent approximately 75% of the hog raising industry in China)

retail store owners retain full ownership of premix inventory stores receive regular marketing and technical training from AgFeed, exclusively sell AgFeed products

different product branding and greater profit

     margins for AgFeed than sales to larger hog farms

More than 650 wholesale channels directly targeting

      commercial hog farms end users

Strong brand loyalty among grass root farming

      communities – target 500 million Chinese farmers

Strong synergies between feed and hog raising

      businesses

2

Hog production - feed cost analysis

part

Hog feed primarily consists of three types of ingredients:  premix feed, corn and soybean meal

Premix feed (5% total feed weight) is a “must use” feed component -
significantly shortens a hog’s growth cycle from baby pig to 240 lb market size from 12 months to 5 ½ months, approaching US hog raising efficiency standards

Corn (65% total feed weight) prices are relatively flat in China - China produces sufficient corn each year to satisfy domestic demand. China also restricts corn exports and corn based ethanol production

Prices for other raw materials (30% of total weight) are currently declining.
Greater operating efficiency and larger economies of scale further expand profit margins

All raw materials are produced in China, abundant domestic suppliers

Energy (65%)

Concentrate (35%)

+

Vitamins & amino acids

Minerals (no animal
hormones or steroids)

Premix

)

Final Feed-
Finished

“Blended

Feed”

Protein

Soybean and
fishmeal

Linseed meal

Grains ( to be added
by end user):

Wheat, corn,
sorghum

Protein

Xinjiang Uigur Municipality
Xizang Municipality
Shandong Company
Shanghai Company
Nanchang Company
Guangxi Company
Hainan Company

AGFEED
INDUSTRIES, INC

2

Extensive feed distribution footprint

part

5 manufacturing facilities: AgFeed’s
strategically located facilities in Nanchang,
Nanning, Hainan, Shandong and Shanghai,
provide the opportunity to penetrate the
country’s main pork producing regions
(China’s east coast and southwest
provinces)

The Company enjoys the most expansive
distribution footprint in China’s premix
market among its competitors

New outlet expansion through organic
growth and strategic acquisitions

Significant growth opportunities still remain

        in China’s other major hog producing hubs

Northern, Southeastern, and East

   coast regions

Part 3.

No. 1 in Hog Production

3

China – the world’s most profitable hog
producing market

part

600 million slaughtered pigs a year, compared to 100 million in the US

1.4 Billion Chinese, 500 million farmers, pork consumption over 85/lbs per person/year

Highly fragmented hog production market, lacks large scale commercial hog producers

Migration from the countryside to the cities - hog producers become hog consumers; hog shortage created

Increasing individual wealth – wealthier consumers demand increased and better quality pork supplies.

Backyard farms are declining – need rises in commercial farms

Tremendous government support: hog production is currently
exemption from all taxes, subsidies granted to hog producers

3

China - the world’s largest hog producer and
pork consumer market

part

Chinese consumers consume more pork each year than the rest
of the world combined

Over 1.2 billion Chinese use pork as their primary source of meat -
65% of all meat consumed in China is pork

Major hog production areas in China

North China (Hebei, Shangdong, Henan, Jiangsu): 29.4%

Yangtze river (Hubei, Hunan, Jiangxi): 21.6%

Sichuan basin: 13.1%

Guangdong & Guangxi: 8.8%

Northeast China: 8%

Main consumption area

Bohai Wan (Beijing, Tianjin)

Yangtze Delta (Shanghai)

Pearl River Delta, Hong Kong market

   Backyard individual farmers dominate hog production – 75% of 600 million hogs annually

         -  Backyard hog farmers on average produce less than 10 hogs/year per family

         -  Prone to various hog diseases, low productivity, poor or no quarantine standards

         -  Rapid industrialization and urbanization process in China force farmers to leave their farmland or animal production for better paying manufacturing jobs in the cities

         -  Decrease in hog production further strains hog supply

  Small scale commercial hog production - 25% of total hog supply in China

         -  Tens of thousands of small commercial hog producers: average size a few hundred hogs per year

         -  Better disease control measures and management process; however low productivity

         -  Slow growth: requires significant capital investment, lack of sophisticated hog production skills and expertise

Highly fragile hog supply
chain– lack of commercial hog production

3

part

Source:  Somwaru, Zhang, and Tuan 2003; Attache Report 2002 – 2003

Production System

1985

1993

1996

2002

2003

Household (less then 500 hogs):

97.50%

96.50%

95.30%

90.05%

89.29%

Commercial (more then 500 hogs):

2.50%

3.50%

4.70%

9.95%

10.71%

500 - 2,999 hogs

4.81%

5.55%

3,000 - 9,999 hogs

2.69%

2.65%

10,000 - 49,999 hogs

2.11%

2.16%

1

Growth through strategic acquisitions

part

Successful acquisition strategy - 28 commercial hog farm acquisitions
(through Sept 2008)

Deep value: acquired producing commercial hog farms at less than 2.5 times current year earnings multiples

Average hog farm size: 20,000 annual hog production

Intend to continued acquisition strategy throughout 2008 and 2009

Synergic benefits from premix feed sales and hog production

-     Feed sales to over 660 commercial hog producers, representing approximately 10 million hogs in annual production

13 years of feed sales have built long standing trust with hog farm owners

Acquisitions of existing, producing commercial hog farms have been immediately accretive to earnings

-     centralized raw material purchases, centralized disease control measures, centralized accounting/internal control create greater operating efficiency and higher profit margins

Mongolia
Xinjiang
Inner Mongolia
Jilin
Beijing
Hebei
Shanxi
Shandong
Ningxia
Qinghai
Gansu
Henan
Anhui
Shanghai
Tibet
Sichuan
Hubei
Hunan
Guizhou
Yunnan
Taiwan
Hainan

AgFeed feed plants and hog farm locations

3

part

530,000,000 people
38% of China’s
population

315,000,000 hogs 48%
of China’s hogs

Major grain
producing regions

AgFeed hog farm locations. Agfeed
has feed production plants in the
same regions

As of September, 2008, AgFeed has
a total of 28 hog farms and 5 feed
manufacturing sites

Jiamusi
Haerbin
Changchun
Tongliao
Shenyang
Wulumuqi
Sinkiang Uigur Municipality
Talimu River
Huhehaote
Beijing
Tianjin
Dalian
Yinchuan
Taiyuan
Shijiazhuang
Jinan
Xining
Lanzhou
Xian
Zhengzhou
Sitsang Municipality
Hefei
Shanghai
Lasa
Chengdu
Chongqing
Wuhan
Changsha
Guiyang
Kunming
Taibei
Guangzhou
Hongkong
Nanning
Zhanjiang
Haikou
Shanghai Weisheng Hog Raising Co.,Ltd.
Shanghai Fengxian Hog Farm
Shanghai Tuanxi Hog Farm
Shanghai Senrong Hog Farm
LuShan Breeder Pig Farm Co.,Ltd.
Zhejiang Pinghu Yongxin Hog Farm
Wannian Xiandai Animal Husbandry Co., Ltd.
Gang Feng Animal Husbandry Co., Ltd.
Jiangxi Huyun Livestock Co., Ltd.
Yichun Tianpeng Domestic Livestock Farm, Ltd.
Jiangxi Zhiliang Hog Farm
Ganzhou Green Animal Husbandry Develop. Co., Ltd.
Fujian Fengxiang Agribusiness Co., Ltd.
Fujian Jianhua Hog Farm
Fujian Jianxi Breeder Hog Farm Co., Ltd.
Nanping Kangda Animal Husbandry Co., Ltd.
Fujian Xiamen Muxin Hog Farm
Xiamen Yuanshengtai Food Co., Ltd.
Guangxi Guilin Fuzhi Hog Farm
Guangxi Xingye Guihong Hog Farm
Guangxi Guigang Gangda Hog Farm
Guangxi Nanning Wanghua Hog Farm
Guangdong Lianjiang Xinfa Hog Farm
Hainan Haikou Meilan Hog Farm
Hainan Haikou Wohao Hog Farm
Fujian Mingkang Hog Farm
Guangxi Guigang Gangxuan Hog Farm
Guangxi LinXing Hog Farm

AgFeed hog farm locations

3

part

China’s hog/pork distribution value chain

3

part

HOG
BREEDERS

(High Profit
Margins)

AGFEED

Tax Exempt

HOG
PRODUCERS

(High Profit
Margins)

AGFEED

Tax Exempt

SLAUGHTER
HOUSES,MEAT
PACKERS

(Low Profit Margins)

DISTRIBUTION

1)

FARMERS MARKETS

Considered FRESH MEAT
(represents over 90% of

total pork sales in China)

     CONSUMERS

      (The vast majority of
Chinese buy daily
slaughtered fresh hog
meat every day)

WHOLESALE
LIVE HOG
BUYERS

Buy hogs from
AGFEED paying
cash

2)

PACKAGED MEAT

     Considered LESS FRESH

     (frozen or chilled pork - not

     preferred meat)

23

24

25

Swine margin analysis through August/08

3

part

      (USD) Per Hog

SELLING
PRICE

FEED COST

FULL
COSTING

GROSS
MARGIN

Expected 2008
Average

$270.36

$127.84

$197.84

$72.52

Average May, June,
July, August

$263.98

$130.77

$200.77

$63.21

Notes:

1)

Numbers are estimated based on weekly data from 4 areas where
AgFeed markets its hogs (Shanghai, Guangxi, Jiangxi and Guangdong)

2)

AgFeed sold more than 93,000 hogs in Q2/08, expects greater number of hog sales in Q3 and Q4

3)

Acquisitions of additional producing hog farms have contributed to greater sales and incomes in 2008

Part 4.

Competitive Advantages

AgFeed's unique integrated advantages –

Premix feed and hog production

4

part

13 years of successful feed business provides AgFeed with market intelligence on potential hog farm acquisition targets

Nutrition expertise allows AgFeed to formulate products that meet animal needs at various phases of production and efficiently produce weight. Feed makes up 62% to 67% of the cost of raising an animal

Developing a larger commercial system allows AgFeed to hire veterinarians, technical service people and bring best practices to production

Acquiring / Partnering with on-going farms versus new construction

-  Avoid up to 3.5 years of start up to get to full capacity for building new hog farms - no environmental concerns

-  Acquire immediate production expertise and staff

-  Known health status

-  Developed market relationships

-  Immediately accretive to earnings

AgFeed’s swine genetics benefits

4

part

Current

With Genetics

Operations

Program

Change/Benefits

Selling Price (238lb. Hog)

$240

$240

no change

Feed to Meat Conversions Ratio

3.2

3.06

0.14lb.of feed less to produce 1lb. of meat

Pigs Marketed Per Sow

17.17

20

additional 2.83 pigs per sow/year

Feed Cost Per Hog

$123.55

$117.76

$5.79 lower feed costs per hog

AgFeed is currently reviewing a
genetics program that can
potentially significantly
improve hog productivity and
profitability through:

Higher number of piglets born per
sow

Lower feed costs due to improved
feed to meat conversion ratios
(better hog types grow faster while
consume less feed)

Higher operating margins

Benefits of a Genetics
Program Per Year

Per 1,000 Sows

Per 50,000
Sows

Additional Pigs Sold

2,830

141,500

Additional Revenues

$679,200

$33,960,000

Additional Feed Costs

$233,822

$11,691,108

Additional Operating Income

$445,378

$22,268,892

350,000,000
300,000,000
250,000,000
200,000,000
150,000,000
100,000,000
50,000,000
0
2006
2007
2008
2009
Net Revenue
Adjusted Net Income*

AgFeed - Strong sales and Earnings growth

4

part

*- excludes non-cash stock-based charges and amortization on conversion of convertible notes offering

** - GAAP net income and earnings per share

                 (USD)

FY'06 A

FY'07 A

1H08 A

FY'08 E

FY'09 E

(unaudited)

Net Revenue

8,594,876

36,163,339

47,782,411

150,126,411

292,000,000

Cost of Revenue

5,446,332

25,763,479

33,314,625

99,109,625

221,200,000

Gross Profit

3,148,544

10,399,860

14,467,786

51,016,786

70,800,000

Total Operating Expenses

2,114,650

4,079,089

3,970,511

12,974,511

5,976,000

Income from Operations

1,033,894

6,320,771

10,497,275

38,042,275

64,824,000

Adjusted Net Income*

1,175,280**

6,662,895**

10,023,357

35,234,000

59,664,010

Adjusted Earnings Per
Share*

$0.07**

$0.26**

$0.33

$1.10

$1.79

AgFeed - Strong balance sheet

4

part

Balance Sheet As of June 30, 2008 (US$)

Assets

Liabilities and Stockholder's Equity

Current Assets:

Current Liabilities:

Cash and cash equivalents

31,267,717

Accounts payable

3,644,225

Net Accounts Receivable

8,322,615

Other payables

3,972,003

Advances to suppliers

1,206,924

Short term loans

0

Other receivable

688,185

Acquisitions payable

12,630,425

Due from former stockholders

320,799

Other

1,283,685

Inventory

17,834,531

Prepaid expense

818,299

Total Current
Liabilities

21,530,338

Debt issue costs

423,808

Other current assets

491,144

Net Convertible Notes

4,302,638

Total Current Assets

61,374,022

Total Liabilities

25,832,976

Property and Equipment

17,526,028

Minority Interest

1,354,069

Construction-in-Process

4,272,102

Stockholder's Equity:

98,253,724

Intangibles

40,639,331

Other assets

1,629,286

Total Liabilities and

125,440,769

Total Assets

125,440,769

Stockholder's Equity

Strong management team

4

part

Name

Title

Officer
since

Previous/relevant experience

Songyan Li, PhD

Founder & Chairman of
the Board

2004

Former CTO of Peter Hand, a Provimi
Subsidiary (Provimi is a leading French animal
feed company with €1.9bn in sales); PhD in
Animal Nutrition from Nanjing Agricultural
University

Junhong Xiong,

MBA

Founder, CEO & Vice
Chairman

1995

Former head of marketing at Guangzhou
Huashi Animal Nutritionals Company and has
a B.S. in Animal  Husbandry from Jiangxi
Agricultural University, 2 year experience as a
vet at a major hog farm

Liangfan Yan, CPA

CFO

2006

Former Financial Controller of Hope-
Welcome, China’s largest feed company

Gerry Daignault

Zhengru Xiong,
MBA

Chief Operating Officer

Founder, Vice President –
Hog Farm Operations

2008

1995

Former CFO of PIC America, the largest
breeder hog company in the US. Former
Finance Director of Purina Mills, the largest
feed company in the US. US hog industry
expert

The current Chairman of Jiangxi Province
Hog Farm Association; hog raising expert

Strong board and corporate governance

4

part

Name

Title

Director
since

Previous/relevant experience

Songyan Li, PhD

Robert Rittereiser

Chairman of the Board

Chairman of Advisory Board

2004

2007

Former CTO of Peter Hand, a Provimi Subsidiary
(Provimi is a leading French animal feed company with
€1.9bn in sales); PhD in Animal Nutrition

Former CFO of Merrill Lynch, former CEO of
E.F.Hutton, and former Chairman of Gruntal Financial

Junhong Xiong, MBA

Vice Chairman & CEO

1995

Former head of marketing of one of China’s
largest animal feed companies. B.S. in Animal
Husbandry, 2 years of experience as a vet at a major
hog farm

Arnold Staloff

Independent Board Member,
Chairman of the Audit
Committee and Chairman of
Compensation Committee

2007

40 years of capital market experience. Current board
member of Lehman Brothers Derivative Products
Inc. Former President and CEO of The Commodity
Exchange (“COMEX”)

Fredric Rittereiser

Independent Board Member,
Chairman of the Nominating
Committee

2007

40 years of capital markets experience as senior
executives at numerous Wall Street firms. Former
President of Instinet Corporation, the word’s largest
electronic securities trading firm; former President of
Troster Singer, a Wall Street firm

Lixiang Zhang, PhD

Edward McMillan

Independent Board Member

M&A Advisor

2007

2008

Dean of the Agricultural Dept at People’s University,
Beijing, renowned Chinese management consultant and
agriculture industry expert

Former CEO of Purina Mills, the largest animal
nutritional products company in the US. Former
Chairman, US Feed Industry Association

AgFeed – direct access to China’s feed

and hog raising industries

4

part

No. 1 market leader in China’s vast premix feed industry

No. 1 market leader in China’s hog production industry

Recession proof: Chinese consumes pork on a daily basis

Strong corporate governance and transparency as a NASDAQ Global Market listed company

Strong balance sheet – more than $31 million in cash as of June 30, 2008, $98 million in shareholders equity, no long term debt

Growth both organically and through strategic acquisitions – sales and earnings increased more than 400% in Q2/08

A favorable market environment – benefits from China’s hog shortage problems and increased demand for hogs and premix feed

Strong synergies between feed and hog raising businesses

Attractive market valuation and earnings visibility: projected 2008 adjusted EPS
$1.10; 2009 adjusted EPS $1.79

Vested interest with shareholders: Management beneficially own more than 38% of the Company